UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32404	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S. 4250 West, Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 560-3983

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	PTE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2022, PolarityTE, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor named therein (the “Purchaser”), pursuant to which the Company issued, in a registered direct offering (the “Offering”), an aggregate of $5,000,000 of Preferred Stock and Common Warrants consisting of: (i) 3,000.000435 shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A”); (ii) 2,000.00029 shares of Series B Convertible Preferred Stock, par value $0.001 per share (“Series B,” and together with the Series A, the “Preferred Stock”); and (iii) warrants to purchase up to 16,393,445 shares of common stock (“Common Warrants”). The shares of Preferred Stock have a stated value of $1,000 per share and are convertible, following the date of the issuance thereof, into an aggregate of 9,836,067 shares of common stock of the Company upon the conversion of Series A and into an aggregate of 6,557,378 shares of common stock of the Company upon the conversion of Series B, at a conversion price of $0.305 per share each. Each common warrant has an exercise price of $0.35 per share and will become exercisable six months after the original issuance date and will expire two years following the original issuance date.

The Preferred Stock described above and the underlying shares of common stock were offered pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-229584) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on February 22, 2019.

The Purchase Agreement contained customary representations and warranties and agreements of the Company and the Purchaser and customary indemnification rights and obligations of the parties. The offering closed on March 16, 2022.

The investor in this offering is a holder of warrants to purchase up to 9,090,901 shares of common stock at an exercise price of $1.20 per share issued on January 14, 2021 and warrants to purchase up to 8,016,033 shares of common stock at an exercise price of $1.20 per share issued on January 25, 2021 (collectively, the “Existing Warrants”). Concurrent with the Offering, the Company entered into a Warrant Amendment Agreement (the “Warrant Amendment Agreement”) with the investor pursuant to which, in consideration for the investor’s purchase of $5 million of securities in this Offering (the “Purchase Commitment”), the Company agreed to reduce the exercise price of the Existing Warrants to $0.35 per share, effective upon the consummation of the Offering, and confirmation by the Placement Agent that the investor satisfied the Purchase Commitment. Pursuant to the Warrant Amendment Agreement, the Existing Warrants will not be exercisable at the adjusted price until the date that is six months after the consummation of this Offering. Except for these amendments, no other changes have been made to the Existing Warrants.

As compensation to H.C. Wainwright & Co., LLC (the “Placement Agent”), as the exclusive placement agent in connection with the Offering, the Company paid the Placement Agent a cash fee of 6.5% of the aggregate gross proceeds raised in the Offering and reimbursement of certain expenses and legal fees. The Company also issued to designees of the Placement Agent warrants to purchase up to 819,672 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable at $0.38125 per share and become exercisable on the date that is six months after the original issuance date and will expire two years following the original issuance date.

The Company received net proceeds of approximately $4,485,000 from the Offering, after deducting the estimated offering expenses payable by the Company, including the Placement Agent fees. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure presented in Item 5.03 of this Current Report is incorporated herein by reference.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Series A Convertible Preferred Stock

On March 16, 2022, the Company filed a Certificate of Designation with the Delaware Secretary of State designating 3,000.000435 shares of “blank check” preferred stock as Series A Convertible Preferred Stock with a stated value of $1,000 per share. The following is a summary of the principal terms of the Series A Convertible Preferred Stock.

Dividends. The holders of Series A Convertible Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of common stock, when and if actually paid.

Voting Rights. The Series A Convertible Preferred Stock has no voting rights, except:

●	the right to vote with the holders of common stock as a single class, with each share of Series A Convertible Preferred Stock entitled to 3,278 votes per share, on any resolution presented to stockholders of the Company for the purpose of obtaining shareholder approval with respect to the Reverse Stock Split only; and

●	otherwise, as long as any shares of Series A Convertible Preferred Stock are outstanding, the holders of the Series A Convertible Preferred Stock will be entitled to approve, by a majority vote of the then outstanding shares of Series A Convertible Preferred Stock if the Company seeks to (a) alter or change adversely the powers, preferences or rights given to the Series A Convertible Preferred Stock or alter or amend the Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”) governing the Series A Convertible Preferred Stock, (b) amend the Charter or other charter documents in any manner that adversely affects any rights of the holders of the Series A Convertible Preferred Stock, (c) increase the number of authorized shares of Series A Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the then holders of the Series A Convertible Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of common stock would receive if the Series A Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to common stock which amounts shall be paid pari passu with all holders of common stock.

Conversion. The Series A Convertible Preferred Stock is convertible into shares of common stock at any time after the original issuance date, which is the record date for the Special Meeting. The conversion rate, subject to adjustment as set forth in the Series A Certificate of Designation, is determined by dividing the stated value of the Series A Convertible Preferred Stock by $0.305. The conversion price can be adjusted as set forth in the Series A Certificate of Designation for stock dividends and stock splits or the occurrence of a fundamental transaction (as defined below). If any shares of Series A Convertible Preferred Stock are converted or reacquired by us, such shares shall resume the status of authorized but unissued shares of preferred stock of the Company and shall no longer be designated as Series A Convertible Preferred Stock.

Optional Conversion. The Series A Convertible Preferred Stock can be converted at the option of the holder at any time and from time to time after the original issuance date. Holders shall effect conversions by providing us with the form of conversion notice specifying the number of shares of Series A Convertible Preferred Stock to be converted, the number of shares of Series A Convertible Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable holder delivers by email such notice of conversion to us.

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Failure to Timely Deliver Shares. If the Company fails to deliver to the holder a certificate representing shares issuable upon conversion of Series A Convertible Preferred Stock or to credit the holder’s balance account with The Depository Trust Company for such number of shares of common stock to which the holder is entitled upon the holder’s conversion of Series A Convertible Preferred Stock, in each case, by the delivery date set forth in the Series A Certificate of Designation, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder’s brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the conversion shares which the holder anticipated receiving upon such conversion, then the Company shall (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (y) the product of (1) the aggregate number of conversion shares that the Company was required to deliver to the holder in connection with the conversion at issue, times (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions), and (B) at the option of the holder, either reissue (if surrendered) the share of Series A Convertible Preferred Stock equal to the number of shares of Series A Convertible Preferred Stock submitted for conversion (in which case such conversion shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had the Company timely complied with our conversion and delivery obligations. In addition, if the Company fails to deliver to the holder any common stock pursuant to a valid conversion, the Company will be required to pay liquidated damages in the amount of $50 per trading day (increasing to $100 per trading day on the third trading day after the required delivery date and to $200 per trading day on the sixth trading day after the required delivery date) for each $5,000 of stated value of Series A Convertible Preferred Stock being converted until such time the shares of common stock are delivered or the holder rescinds such conversion.

Beneficial Ownership Limitation. The Series A Convertible Preferred Stock cannot be converted to common stock if the holder and its affiliates would beneficially own more than 4.99% or 9.99% at the election of the holder of the outstanding common stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Adjustment for Stock Splits. The conversion price and the number of shares of common stock issuable upon the conversion of the Series A Convertible Preferred Stock are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, and combinations of our common stock.

Purchase Rights. If the Company grants, issues or sells any shares of our common stock or securities exercisable for, exchangeable for or convertible into our common stock, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of our common stock, then each holder of the Series A Convertible Preferred Stock will be entitled to acquire, upon the terms applicable to such purchase rights, the aggregate purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete conversion of the Series A Convertible Preferred Stock (without regard to any limitations on conversion) immediately before the record date, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined, for the grant, issue or sale of such purchase rights.

Fundamental Transactions. In the event of any fundamental transaction, as described in the Series A Certificate of Designation and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that the Company may exercise and will assume all of our obligations under the Series A Certificate of Designation with the same effect as if such successor entity had been named in the Series A Certificate of Designation itself. Additionally, upon consummation of a fundamental transaction pursuant to which holders of shares of our common stock are entitled to receive securities or other assets with respect to or in exchange for shares of our common stock, the Company will make appropriate provisions to ensure that the holder will thereafter have the right to receive upon conversion of the Series A Convertible Preferred Stock at any time after the consummation of the fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any alternate consideration receivable as a result of such fundamental transaction by a holder of the number of shares of common stock for which the Series A Convertible Preferred Stock is convertible immediately prior to such fundamental transaction on the conversion of the Series A Convertible Preferred Stock.

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Series B Convertible Preferred Stock

On March 16, 2022, the Company filed a Certificate of Designation with the Delaware Secretary of State designating 2,000.00029 shares of “blank check” preferred stock as Series B Convertible Preferred Stock with a stated value of $1,000 per share. The following is a summary of the principal terms of the Series B Convertible Preferred Stock.

Dividends. The holders of Series B Convertible Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of common stock, when and if actually paid.

Voting Rights. The Series B Convertible Preferred Stock has no voting rights, except:

●	the right to vote with the holders of common stock as a single class, with each share of Series B Convertible Preferred Stock entitled to 3,000,000 votes per share, on any resolution presented to stockholders of the Company for the purpose of obtaining shareholder approval with respect to the Reverse Stock Split only; provided, that the Company shall be obligated to count the votes of the Series B Convertible Preferred Stock in the same proportion as the aggregate shares of the common stock and Series A Convertible Preferred Stock vote on the Reverse Stock Split; and

●	otherwise, as long as any shares of Series B Convertible Preferred Stock are outstanding, the holders of the Series B Convertible Preferred Stock will be entitled to approve, by a majority vote of the then outstanding shares of Series B Convertible Preferred Stock if the Company seeks to (a) alter or change adversely the powers, preferences or rights given to the Series B Convertible Preferred Stock or alter or amend the Certificate of Designation of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”) governing the Series B Convertible Preferred Stock, (b) amend the Charter or other charter documents in any manner that adversely affects any rights of the holders of the Series B Convertible Preferred Stock, (c) increase the number of authorized shares of Series B Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the then holders of the Series B Convertible Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of common stock would receive if the Series B Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to common stock which amounts shall be paid pari passu with all holders of common stock.

Conversion. The Series B Convertible Preferred Stock is convertible into shares of common stock at any time after the original issuance date, which is the record date for the Special Meeting. The conversion rate, subject to adjustment as set forth in the Series B Certificate of Designation, is determined by dividing the stated value of the Series B Convertible Preferred Stock by $0.305. The conversion price can be adjusted as set forth in the Series B Certificate of Designation for stock dividends and stock splits or the occurrence of a fundamental transaction (as defined below). If any shares of Series B Convertible Preferred Stock are converted or reacquired by us, such shares shall resume the status of authorized but unissued shares of preferred stock of the Company and shall no longer be designated as Series B Convertible Preferred Stock.

Optional Conversion. The Series B Convertible Preferred Stock can be converted at the option of the holder at any time and from time to time after the original issuance date. Holders shall effect conversions by providing us with the form of conversion notice specifying the number of shares of Series B Convertible Preferred Stock to be converted, the number of shares of Series B Convertible Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable holder delivers by email such notice of conversion to us.

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Failure to Timely Deliver Shares. If the Company fails to deliver to the holder a certificate representing shares issuable upon conversion of Series B Convertible Preferred Stock or to credit the holder’s balance account with The Depository Trust Company for such number of shares of common stock to which the holder is entitled upon the holder’s conversion of Series B Convertible Preferred Stock, in each case, by the delivery date set forth in the Series B Certificate of Designation, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder’s brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the conversion shares which the holder anticipated receiving upon such conversion, then the Company shall (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (y) the product of (1) the aggregate number of conversion shares that the Company was required to deliver to the holder in connection with the conversion at issue, times (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions), and (B) at the option of the holder, either reissue (if surrendered) the share of Series B Convertible Preferred Stock equal to the number of shares of Series B Convertible Preferred Stock submitted for conversion (in which case such conversion shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had the Company timely complied with our conversion and delivery obligations. In addition, if the Company fails to deliver to the holder any common stock pursuant to a valid conversion, the Company will be required to pay liquidated damages in the amount of $50 per trading day (increasing to $100 per trading day on the third trading day after the required delivery date and to $200 per trading day on the sixth trading day after the required delivery date) for each $5,000 of stated value of Series B Convertible Preferred Stock being converted until such time the shares of common stock are delivered or the holder rescinds such conversion.

Beneficial Ownership Limitation. The Series B Convertible Preferred Stock cannot be converted to common stock if the holder and its affiliates would beneficially own more than 4.99% or 9.99% at the election of the holder of the outstanding common stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Adjustment for Stock Splits. The conversion price and the number of shares of common stock issuable upon the conversion of the Series B Convertible Preferred Stock are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, and combinations of our common stock.

Purchase Rights. If the Company grants, issues or sells any shares of our common stock or securities exercisable for, exchangeable for or convertible into our common stock, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of our common stock, then each holder of the Series B Convertible Preferred Stock will be entitled to acquire, upon the terms applicable to such purchase rights, the aggregate purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete conversion of the Series B Convertible Preferred Stock (without regard to any limitations on conversion) immediately before the record date, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined, for the grant, issue or sale of such purchase rights.

Fundamental Transactions. In the event of any fundamental transaction, as described in the Series B Certificate of Designation and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that the Company may exercise and will assume all of our obligations under the Series B Certificate of Designation with the same effect as if such successor entity had been named in the Series B Certificate of Designation itself. Additionally, upon consummation of a fundamental transaction pursuant to which holders of shares of our common stock are entitled to receive securities or other assets with respect to or in exchange for shares of our common stock, the Company will make appropriate provision to ensure that the holder will thereafter have the right to receive upon conversion of the Series B Convertible Preferred Stock at any time after the consummation of the fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any alternative consideration receivable as a result of such fundamental transaction by a holder of the number of shares of common stock for which the Series B Convertible Preferred Stock is convertible immediately prior to such fundamental transaction on the conversion of the Series B Convertible Preferred Stock.

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Item 8.01 Other Events.

On March 16, 2022, the Company issued a press release announcing that it had commenced the Offering and a press release announcing that it had closed the Offering. A copy of the press releases are filed as Exhibits 99.1 and 99.2 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock
4.1	Form of Common Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of King & Spalding LLP with respect to the legality of the securities being issued*
10.1	Form of Securities Purchase Agreement dated March 15, 2022
10.2	Form of Warrant Amendment Agreement dated March 15, 2022
23.1	Consent of King & Spalding LLP (contained in their opinion filed as Exhibit 5.1)*
99.1	Press Release dated March 16, 2022 Announcing Offering
99.2	Press Release dated March 16, 2022 Announcing Closing of Offering
104	Cover Page Interactive Data File, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: March 16, 2022	/s/ Jacob Patterson
Jacob Patterson
Chief Financial Officer

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